SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                       EVERGREEN SELECT FIXED INCOME FUNDS
                          EVERGREEN SELECT EQUITY FUNDS
                       EVERGREEN SELECT MONEY MARKET FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                         EVERGREEN DOMESTIC GROWTH FUNDS
                            EVERGREEN BALANCED FUNDS
                        EVERGREEN GROWTH AND INCOME FUNDS
                         EVERGREEN LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                       EVERGREEN SELECT EQUITY INCOME FUND
                      EVERGREEN SELECT SPECIAL EQUITY FUND

                             (the "Evergreen Funds")

         The table under the section titled How To Buy Shares of each Evergreen Funds' prospectus is supplemented as follows:

         Systematic Investment Plan (SIP)+

     + Evergreen Investment Services, Inc. (EIS) will fund the minimum $50 initial investment in Evergreen Fund shares for customers of First Union enrolling in a SIP that are eligible under the Five Star Program. To be eligible for the Five Star Program customers of First Union must meet certain minimum thresholds on various accounts. The Five Star Program is limited to one per household. This limitation does not apply to custodial accounts. The Evergeen Funds may cease participation in this program at any time. If the trade is redeemed or cancelled within 90 days of initial investment, EIS reserves the right to reclaim the original $50 investment.






November 15, 1999                                               551358  (11/99)